UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2008

STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 South Clearview Parkway	70121
Jefferson, Louisiana	(Zip Code)
(Address of principal executive offices)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On August 28, 2008, Stewart Enterprises, Inc. (“Stewart” or the “Company”) issued a press release announcing that its committee of independent directors (the “Committee”) has retained Goldman, Sachs & Co. as financial advisor and Skadden, Arps, Slate Meagher & Flom LLP as special legal counsel, in connection with the Board’s evaluation of strategic alternatives available to the Company to maximize shareholder value. The Board previously announced the formation of the Committee in connection with its consideration of the letter from Service Corporation International dated July 21, 2008. This press release is attached as Exhibit 99.1.
     The attached exhibit is not filed, but furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description

99.1	Press Release by Stewart Enterprises, Inc. dated August 28, 2008 announcing retention of Goldman, Sachs & Co. and Skadden, Arps, Slate, Meagher & Flom LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
August 29, 2008	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release by Stewart Enterprises, Inc. dated August 28, 2008 announcing retention of Goldman, Sachs & Co. and Skadden, Arps, Slate, Meagher & Flom LLP